Exhibit 99.1

$400,000,000

POPULAR, INC.

7.25% Senior Notes due 2028

Underwriting Agreement

March 8, 2023

BofA Securities, Inc.

Goldman Sachs & Co. LLC

Morgan Stanley & Co. LLC

As Representatives of the several

Underwriters listed

in Schedule II hereto

c/o	BofA Securities, Inc.

One Bryant Park

New York, NY 10036

Ladies and Gentlemen:

Popular, Inc., a Puerto Rico corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule II hereto (the “Underwriters”), for whom you are acting as Representatives (the “Representatives”), $400,000,000 aggregate principal amount of its 7.25% Senior Notes due 2028 (the “Notes”). The respective principal amounts of the Notes to be purchased by the Underwriters, severally and not jointly, are set forth opposite their names in Schedule II hereto. The Notes will be issued pursuant to an indenture dated as of February 15, 1995 (the “Original Indenture”), as supplemented by the First Supplemental Indenture dated as of May 8, 1997 (the “First Supplemental Indenture”) and as further supplemented by the Second Supplemental Indenture dated as of August 5, 1999 (the “Second Supplemental Indenture”), the Third Supplemental Indenture dated as of September 10, 2008 (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture, dated as of September 25, 2008 (the “Fourth Supplemental Indenture”), the Fifth Supplemental Indenture, dated as of September 25, 2008 (the “Fifth Supplemental Indenture”), the Sixth Supplemental Indenture, dated as of March 15, 2010 (the “Sixth Supplemental Indenture”), the Seventh Supplemental Indenture, dated as of March 15, 2010 (the “Seventh Supplemental Indenture”), the Eighth Supplemental Indenture, dated as of July 1, 2014 (the “Eighth Supplemental Indenture”), the Ninth Supplemental Indenture, dated as of September 14, 2018 (the “Ninth Supplemental Indenture,” and collectively with the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture and the Ninth Supplemental Indenture, the “Prior Supplemental Indentures”), and a supplemental indenture to be dated as of the Closing Date

(as defined in Section 4) (the “Supplemental Indenture”), in each case between the Company and The Bank of New York Mellon, as successor trustee (the “Trustee”). The Original Indenture, as supplemented by the Prior Supplemental Indentures and the Supplemental Indenture is referred to as the “Indenture.”

The Company has filed with the Securities and Exchange Commission (the “Commission”) a Registration Statement on Form S-3 (File No. 333-257218), relating to certain securities, including the Notes (the “Shelf Securities”), to be issued from time to time by the Company and certain subsidiaries of the Company. The registration statement as amended to the date of this Agreement, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement,” and the related prospectus covering the Shelf Securities dated June 21, 2021 in the form first used to confirm sales of the Notes (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act), is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the prospectus supplement specifically relating to the Notes in the form first used to confirm sales of the Notes (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act), is hereinafter referred to as the “Prospectus,” and the term “preliminary prospectus” means any preliminary form of the Prospectus relating to the Notes filed with the Commission. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “Time of Sale Prospectus” means the preliminary prospectus dated March 8, 2023 together with the free writing prospectuses, if any, each identified in Schedule I hereto, and “road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act. As used herein, the terms “Registration Statement,” “Basic Prospectus,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein prior to the execution and delivery of this Agreement. The terms “supplement,” “amendment,” and “amend” as used herein with respect to the Registration Statement, the Basic Prospectus, the Time of Sale Prospectus, any preliminary prospectus or free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.

1. Representations and Warranties. The Company represents and warrants to and agrees with each of the Underwriters that:

(a) The Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceedings for that purpose are pending before or, to the knowledge of the Company, threatened by the Commission. At the time of the filing of the Registration Statement, the Company was a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) and is eligible to use the Registration Statement as an automatic shelf registration statement. The Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement.

(b) Each document filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement and the Prospectus comply, and as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the applicable rules and regulations of the Commission thereunder. The Time of Sale Prospectus does not contain and, at the time of each sale of the Notes in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date, as then amended or supplemented by the Company, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to (1) that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) of the Trustee under the Trust Indenture Act or (2) statements or omissions in the Registration Statement, the Time of Sale Prospectus, each road show or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by an Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only information furnished by any Underwriter, consists of the information described as such in Section 8(a) hereof.

(c) The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule I hereto forming part of the Time of Sale Prospectus, and road shows, if any, each furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.

(d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Puerto Rico, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and to execute and deliver this Agreement and the Indenture. The Company has the full corporate power and authority to issue, sell and deliver the Notes as contemplated herein. The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the “Bank Holding Company Act”).

(e) The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

(f) Each Significant Subsidiary (as defined below) has been duly incorporated or organized and is validly existing in good standing under the laws of the jurisdiction of its organization, has full corporate or other organizational power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify and be in good standing would not have a Material Adverse Effect. All of the issued and outstanding shares of capital stock of each Significant Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable (subject to the provisions of Section 55 of Title 12 of the United States Code in the case of Significant Subsidiaries which are national banking associations), were not issued in violation of any preemptive or similar right and, except as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus and, except for directors’ qualifying shares, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity or, if such is not the case, that any such security interest, mortgage, pledge, lien, encumbrance, claim or equity, when exercised, enforced or otherwise asserted, will not have a Material Adverse Effect. The Company has no “significant subsidiaries” (as defined in Rule 1-02(w) of Regulation S-X under the Securities Act) other than Banco Popular de Puerto Rico, Popular Bank, Popular North America, Inc. and Popular Auto LLC (each, a “Significant Subsidiary” and collectively, the “Significant Subsidiaries”).

(g) This Agreement has been duly authorized, executed and delivered by the Company.

(h) As of December 31, 2022, the Company had an authorized and outstanding capitalization as set forth in the section of the Time of Sale Prospectus and the Prospectus entitled “Capitalization” and, subject to the grant, issuance, exercise, forfeiture or surrender of options or shares of the Company’s common stock, $0.01 par value per share, in connection with the Company’s existing stock plans or upon exercise of warrants and rights disclosed as outstanding in the Time of Sale Prospectus and the Prospectus, as of the Closing Date the Company shall have in all material respects an authorized and outstanding capitalization as set forth in the section of the Time of Sale Prospectus and the Prospectus entitled “Capitalization.”

(i) The Original Indenture and the Prior Supplemental Indentures have been duly authorized, executed and delivered by the Company and, assuming the Original Indenture and the Prior Supplemental Indentures have been duly authorized, executed and delivered by the Trustee, constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights or by general equitable principles (collectively, the “Enforceability Exceptions”). The Supplemental Indenture has been duly authorized, at the Closing Date, will have been duly executed and delivered by the Company and assuming it will have been duly authorized, executed and delivered by the Trustee, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions. The Indenture has been duly qualified under the Trust Indenture Act.

(j) The Notes have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(k) Each of the Indenture and the Notes conforms in all material respects to the description thereof contained in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(l) No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Notes.

(m) The Company is not in breach or violation of its certificate of incorporation or bylaws. Neither the Company nor any of its subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (B) any federal, state, local or foreign law, regulation or rule, or (C) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the Nasdaq Stock Market), or (D) any decree, judgment or order applicable to the Company or any of its subsidiaries or any of their respective properties which, in each case of clause (A), (B), (C) or (D), breach, violation or default would have a Material Adverse Effect or prevent consummation of the transactions contemplated under this Agreement. The execution, delivery and performance of this Agreement and the Indenture, the issuance and sale of the Notes and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any of its subsidiaries pursuant to) (I) the certificate of incorporation or bylaws or other organizational documents of the Company or any of its Significant Subsidiaries, (II) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, (III) any federal, state, local or foreign law, regulation or rule, (IV) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the Nasdaq Stock Market), or (V) any decree, judgment or order applicable to the Company or any of its subsidiaries or any of their respective properties, that, in the case of clauses (II) through (IV), would have a Material Adverse Effect or prevent consummation of the transactions contemplated under this Agreement.

(n) No approval, authorization, consent, or order of or filing with any governmental body, authority or agency is required in connection with the issuance and sale of the Notes or the consummation by the Company of the transactions contemplated hereby other than as may be required by the Securities Act, or the securities or blue sky laws of any jurisdiction in which the Notes may be offered or sold by the Underwriters or under the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”).

(o) Each of the Company and the Significant Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, authorizations, consents and approvals from other persons, in order to conduct its respective business. Neither the Company nor any of the Significant Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, certificate, permit, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Significant Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

(p) Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, or except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i)(x) there has been no security breach or other compromise of or relating to any of the Company’s or its subsidiaries’ information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and its subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to their IT Systems and Data, and (ii) the Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modifications. The Company and its subsidiaries have implemented backup and disaster recovery technology as the Company generally deems reasonably adequate for its business.

(q) All affiliate transactions, off-balance sheet transactions (including, without limitation, transactions related to, and the existence of, “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), contracts, licenses, agreements, properties, leases or documents of a character required to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or to be filed as an exhibit to the Registration Statement or any documents incorporated or deemed incorporated by reference therein or otherwise deemed to be a part thereof or included therein have been so described or filed as required.

(r) Except as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries or any of their respective directors or officers to which the Company or any such subsidiaries or any such directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any court or governmental body, authority or agency, that would have a Material Adverse Effect or prevent consummation of the transactions contemplated under this Agreement.

(s) PricewaterhouseCoopers LLP, whose report on the consolidated financial statements of the Company and its subsidiaries is incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and by the rules of the Public Company Accounting Oversight Board.

(t) The consolidated financial statements incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and its subsidiaries for the periods specified and have been prepared in compliance with the requirements of the Securities Act and the Exchange Act and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis during the periods involved. There are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus or the Prospectus (including, without limitation, as required by Rules 3-12 or 305 or Article 11 of Regulation S-X promulgated under the Securities Act) that are not included or incorporated by reference as required. The Company has disclosed all material commitments and contingencies in the footnotes of its consolidated financial statements to the extent such commitments and contingencies are required to be disclosed in the footnotes of consolidated financial statements prepared in accordance with GAAP. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, neither the Company nor any subsidiary is, together with its “related parties,” the “primary beneficiary” of any “variable interest entity” (as such terms are used in Financial Accounting Standards Board Interpretation No. 46). The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus fairly presents the information called for in all material respects and has been prepared in all material respects in accordance with the Commission’s rules and guidelines applicable thereto.

(u) Subsequent to the execution of this Agreement or, if earlier, the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus and the Prospectus, except as may otherwise be stated in, or contemplated by, the Registration Statement, the Time of Sale Prospectus and the Prospectus, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, management, financial condition or results of operations of the Company and its subsidiaries taken as a whole, (ii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any subsidiary, which is material to the Company and its subsidiaries taken as a whole, (iii) any change in the capital stock or outstanding indebtedness of the Company or any subsidiary, which is material to the Company and its subsidiaries taken as a whole or (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

(v) Neither the Company nor any of the Significant Subsidiaries is or, after giving effect to the transactions contemplated in this Agreement, will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

(w) The Company and its subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Time of Sale Prospectus and the Prospectus as being owned or licensed by them or which are necessary for the conduct of their respective businesses as currently conducted or as proposed to be conducted, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect (collectively, “Intellectual Property”).

(x) Except as would not have a Material Adverse Effect, (i) all tax returns required to be filed by the Company or any of its subsidiaries have been timely filed, and (ii) all taxes and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities, shown on such tax returns have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided.

(y) The statements in the Time of Sale Prospectus and the Prospectus under the heading “ Certain Tax Considerations,” insofar as such statements constitute statements or summaries of matters of Puerto Rico and United States Federal tax consequences to certain holders and beneficial owners of the Notes, provide a fair and accurate summary of such consequences under current law in all material respects.

(z) The Company maintains a system of internal accounting controls meeting the requirements of Section 13(b)(2) of the Exchange Act.

(aa) The Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established; the Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) any significant deficiencies in the design or operation of internal controls that have been identified by the Company’s management and which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that has been identified by the Company’s management and that involves management or other employees who have a role in the Company’s internal controls; such internal controls over financial reporting are effective and any past material weaknesses in internal controls have been identified for the Company’s auditors; since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes Oxley Act of 2002 (the “Sarbanes Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct in all material respects; and the Company, its subsidiaries and the Company’s directors and officers in such person’s capacity as a director or officer serving the Company, are in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the Nasdaq Stock Market promulgated thereunder.

(bb) Except as would not, individually or in the aggregate, have a Material Adverse Effect, or has been disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, none of the Company or any of its subsidiaries or, to the knowledge of the Company, any of the Company’s or its subsidiaries’ directors, officers, agents, employees or affiliates, in such person’s capacity as a director, officer, agent, employee or affiliate of the Company or any of its respective subsidiaries, has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any unlawful rebate, payoff, influence payment, kickback or other unlawful payment or benefit; and the Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anticorruption laws.

(cc) The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(dd) Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer or affiliate of the Company or any of its subsidiaries is currently the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, His Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Crimea Region of Ukraine, the so-called Donetsk People’s Republic and the so-called Luhansk People’s Republic, Cuba, Iran, North Korea and Syria; and the Company will not directly or indirectly use the proceeds of the offering of the Notes hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other agent, employee or affiliate of the Company or any of its subsidiaries, in such person’s capacity as a director, officer, agent, employee or affiliate of the Company or any of its subsidiaries, or any individual or entity (“Person”), to finance or facilitate any activities of, or business with, any Person, or in any country or territory, that, at the time of such financing, is a Person with whom, or is in a country or territory where, transactions or dealings would be prohibited for U.S. persons to engage in under, or would otherwise result in a violation of, the economic sanctions of the United States administered by the Office of Foreign Assets Control by the U.S. Treasury Department, the U.S. Department of State, the United Nations Security Council, the European Union, His Majesty’s Treasury or any other relevant sanctions authority.

(ee) No Significant Subsidiary is currently party to any contract, is currently subject to any regulatory order or has received any notice (directed at such Significant Subsidiary and not other similarly situated entities) from a regulatory body, authority or agency, in any case that prohibits, directly or indirectly, it from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in the Time of Sale Prospectus and the Prospectus.

(ff) Neither the Company nor any of the Company’s subsidiaries or any other affiliates have taken, directly or indirectly, any action that has constituted or is designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes, other than activities by Popular Securities LLC in its capacity as an Underwriter, to the extent permitted by applicable law.

(gg) Neither the issuance, sale and delivery of the Notes nor the application of the proceeds thereof by the Company as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

In addition, any certificate signed by any officer of the Company or any of its subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offer and sale of the Notes and the transactions contemplated herein shall be deemed to be a representation and warranty by the Company or such subsidiary, as the case may be, as to matters covered thereby, to each Underwriter.

2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amounts of Notes set forth in Schedule II hereto opposite its name, at a purchase price of 98.637% of the aggregate principal amount thereof (the “Purchase Price”).

3. Public Offering. The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Notes. The Company is further advised by you that the Notes are to be offered to the public upon the terms set forth in the Prospectus and the Underwriters may offer and sell Notes to or through any affiliate controlled by or under common control with an Underwriter and that any such affiliate may offer and sell Notes purchased by it to or through any Underwriter.

4. Payment and Delivery. Payment for the Notes shall be made to the Company in Federal funds immediately available in New York City on the closing date and time set forth in Schedule I hereto, or at such other time on the same or such other date, not later than the fifth business day thereafter, as may be agreed by the Company and you. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for the Notes shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representatives against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of each Underwriter, of one or more global notes representing the Notes (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Notes duly paid by the Company. The Global Note will be made available for inspection by the Representatives and its counsel not later than 4:00 P.M., New York City time, on the business day prior to the Closing Date.

5. Conditions to the Underwriters’ Obligations. The several obligations of the Underwriters are subject to the following conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Section 3(a)(62) under the Exchange Act; and

(ii) there shall not have occurred any change, or any development involving a prospective change, in the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus as of the date of this Agreement that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Notes on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date (provided that solely with respect to those representations and warranties that have not already been qualified by materiality, such certificate may represent that such representations and warranties are true and correct in all material respects) and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c) The Underwriters shall have received on the date hereof a certificate, dated the date hereof and signed by the Chief Financial Officer of the Company, in the form attached as Annex II hereto.

(d) The Underwriters shall have received on the Closing Date an opinion of Pietrantoni Méndez & Alvarez LLC, special tax counsel to the Company, dated the Closing Date, with respect to the statements regarding United States and Puerto Rico tax consequences in the Time of Sale Prospectus and the Prospectus, substantially in the form set forth in Annex III hereto.

(e) The Underwriters shall have received on the Closing Date an opinion of José R. Coleman Tió, Executive Vice President and Chief Legal Officer for the Company, dated the Closing Date, substantially in the form set forth in Annex IV hereto.

(f) The Underwriters shall have received on the Closing Date the opinion and letter of Sullivan & Cromwell LLP, counsel for the Company, dated the Closing Date, substantially in the form set forth in Annex V hereto.

(g) The Underwriters shall have received on the Closing Date an opinion of Sidley Austin LLP, counsel for the Underwriters, dated the Closing Date, covering such matters the Representatives may reasonably request.

(h) The Underwriters shall have received from PricewaterhouseCoopers LLP, independent registered public accounting firm, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters and PricewaterhouseCoopers LLP, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(i) The Notes shall be eligible for clearance and settlement through DTC, Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking S.A. (“Clearstream”).

6. Covenants of the Company. The Company covenants with each Underwriter as follows:

(a) To furnish to you, without charge, a conformed copy of the Registration Statement (including exhibits thereto and documents incorporated by reference therein) and to deliver to each of the Underwriters during the period mentioned in Section 6(e) or 6(f) below, as many copies of the Time of Sale Prospectus, the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(b) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus during the period mentioned in Section 6(e) or 6(f) below, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object.

(c) To furnish to you a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company in connection with the offering of the Notes and not to use or refer to any such proposed free writing prospectus to which you reasonably object.

(d) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e) If the Time of Sale Prospectus is being used to solicit offers to buy the Notes at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the reasonable opinion of counsel for the Underwriters and the Company, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(f) If, during such period after the first date of the public offering of the Notes as in the reasonable opinion of counsel for the Underwriters and the Company, the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the reasonable opinion of counsel to the Underwriters and the Company, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Notes may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(g) To endeavor to qualify the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

(h) To, during the period from the date hereof through and including the Closing Date, not, without the prior written consent of the Representatives, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company and having a tenor of more than one year.

(i) To apply the net proceeds from the sale of the Notes as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus under the heading “Use of Proceeds.”

(j) To assist the Underwriters in arranging for the Notes to be eligible for clearance and settlement through DTC, Euroclear and Clearstream.

(k) To not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Notes other than activities by Popular Securities LLC in its capacity as an Underwriter, to the extent permitted by applicable law.

(l) To make generally available to the Company’s security holders and to you as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(m) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration of the Notes under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including the filing fees payable to the Commission relating to the Notes all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Notes to the Underwriters, including any transfer or other taxes payable thereon, (iii) the reasonable costs of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Notes under state securities laws and all expenses in connection with the qualification of the Notes for offer and sale under state securities laws as provided in Section 6(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Notes by FINRA and the approval of the Notes for book-entry transfer by DTC, (v) any fees charged by rating agencies for rating the Notes at the Company’s request, (vi) the fees and expenses of the Trustee and any registrar or paying agent (including related fees and expenses of any counsel to such parties), (vii) the costs and expenses of the Company relating to investor presentations on any road show undertaken at the Company’s request in connection with the marketing of the offering of the Notes, including, without limitation but with regards to such road show, expenses associated with the preparation or dissemination of any road show, expenses associated with the production of road show slides and graphics, and travel and lodging expenses of the representatives and officers of the Company, and (viii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled “Indemnity and Contribution” and the last paragraph of Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Notes by them and any advertising expenses connected with any offers they may make.

(n) To prepare a final pricing term sheet relating to the offering of the Notes substantially in the form attached as Annex I and consented to by the Representatives, and to file such final term sheet within the period required by Rule 433 under the Securities Act following the date the final terms have been established for the offering of the Notes.

7. Covenants of the Underwriters. Each Underwriter severally covenants with the Company (i) to furnish to the Company a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by an Underwriter in connection with the offering of the Notes and not to use or refer to any such proposed free writing prospectus to which the Company reasonably objects and (ii) not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus that the Company otherwise would not have been required to file thereunder.

8. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by an Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Time of Sale Prospectus and the Prospectus furnished on behalf of each Underwriter: the third (with respect to the first, second, third and fourth sentences therein only), fourth (with respect to the third sentence therein only), fifth (with respect to the first and second sentences therein only) and sixth (with respect to the first sentence therein only) paragraphs, in each case under the caption “Underwriting (Conflict of Interest).”

(b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus or the Prospectus or any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter, consists of the information described in Section 8(a) hereof.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any other indemnified parties that the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonably incurred fees and expenses of more than one separate firm (in addition to local counsel) for all such indemnified parties and that all such reasonably incurred fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representatives, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities indemnifiable therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Notes shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Notes (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters bear to the aggregate initial public offering price of the Notes set forth in the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Notes they have purchased hereunder, and not joint.

(e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Notes.

9. Termination. The Underwriters may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of The New York Stock Exchange, The Nasdaq Global Select Market or The Nasdaq Global Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Notes on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

10. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Notes that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Notes to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Notes set forth opposite their respective names in Schedule II bears to the aggregate number of Notes set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Notes that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Notes without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Notes and the aggregate number of Notes with respect to which such default occurs is more than one-tenth of the aggregate number of Notes to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

11. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Notes, represents the entire agreement between the Company and the Underwriters with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Notes.

(b) The Company acknowledges that (i) each Underwriter is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Notes contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person, (ii) neither the Representatives nor any other Underwriter is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction, (iii) the Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and (iv) neither the Representatives nor any other Underwriter shall have any responsibility or liability to the Company with respect to (i)-(iii) above. Any review by the Representatives or any other Underwriter of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or any other person.

(c) In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law, e.g., www.docusign.com) or other transmission method including portable document format (.pdf) and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

13. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

15. Recognition of the U.S. Special Resolution Regimes. (a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c) For the purposes of this Section 15: “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); “Covered Entity” means any of the following: (i) “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (ii) “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

16. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to you at the address set forth in Schedule I hereto; and if to the Company shall be delivered, mailed or sent to the address set forth in Schedule I hereto.

[Signature page follows]

Very truly yours,

POPULAR, INC.

By:	/s/ Carlos J. Vázquez
	Name:	Carlos J. Vázquez
	Title:	Executive Vice President & Chief Financial Officer

[Signature Page to Underwriting Agreement – Popular, Inc. Senior Notes]

Accepted as of the date hereof

BOFA SECURITIES, INC. GOLDMAN SACHS & CO. LLC MORGAN STANLEY & CO. LLC Each Representative for itself and on behalf of the several Underwriters named in Schedule II hereto.

BOFA SECURITIES, INC.

By:	/s/ Anthony Aceto
	Name:	Anthony Aceto
	Title:	Managing Director

GOLDMAN SACHS & CO. LLC

By:	/s/ Ali Malik
	Name:	Ali Malik
	Title:	Managing Director

MORGAN STANLEY & CO. LLC

By:	/s/ Hector Vazquez
	Name:	Hector Vazquez
	Title:	Executive Director

[Signature Page to Underwriting Agreement – Popular, Inc. Senior Notes]

SCHEDULE I

Free Writing Prospectus:	Pricing Term Sheet, dated March 8, 2023, substantially in the form of Annex I

Closing Date:	March 13, 2023

Closing Location:	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019

Address for Notices to Underwriters:

BofA Securities, Inc.

114 W. 47th St.

NY8-114-07-01

New York, New York 10036

Fax: (646) 855-5958

Attention: High Grade Transaction

Management/Legal

Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

(Fax: 212 902-9316)

Attention: Registration Department

Morgan Stanley & Co. LLC

1585 Broadway, 29th Floor

New York, New York 10036

(Fax: 212- 507-8999)

Attention: Investment Banking Division

Address for Notices to the Company:	Popular, Inc. 209 Muñoz Rivera Avenue Hato Rey, Puerto Rico 00918 Attn: Juan P. Pérez-Hanley, SVP and Treasurer

I-1

SCHEDULE II

Underwriter	Principal Amount of Notes To Be Purchased
BofA Securities, Inc.	$106,667,000
Goldman Sachs & Co. LLC	$106,667,000
Morgan Stanley & Co. LLC	$106,666,000
Popular Securities, LLC	$40,000,000
Barclays Capital Inc.	$5,000,000
Deutsche Bank Securities Inc.	$5,000,000
Hovde Group, LLC	$5,000,000
Keefe, Bruyette & Woods, Inc.	$5,000,000
Piper Sandler & Co.	$5,000,000
PNC Capital Markets LLC	$5,000,000
RBC Capital Markets, LLC	$5,000,000
UBS Securities LLC	$5,000,000

Total:	$400,000,000

II-1

Filed pursuant to Rule 433

March 8, 2023

Relating to

Preliminary Prospectus Supplement dated March 8, 2023

to

Prospectus dated June 21, 2021

Registration Statement No. 333-257218

POPULAR, INC.

Pricing Term Sheet

$400,000,000 7.25% Senior Notes due 2028

Issuer:	Popular, Inc. (the “Company”)

Trade Date:	March 8, 2023

Settlement Date**:	March 13, 2023 (T+3)

Principal Amount:	$400,000,000

Stated Maturity Date:	March 13, 2028

Coupon:	7.25% per annum

Benchmark Treasury:	4.00% due February 29, 2028

Spread to Benchmark Treasury	+ 300 basis points (3.00%)

Issue Price (Price to Public):	99.637% of principal amount

Yield to Maturity:	7.338%

Payment Frequency:	Semi-annually in arrears

Interest Payment Dates:	March 13 and September 13 of each year, beginning on September 13, 2023

Optional Redemption:	Prior to February 13, 2028 (the “Par Call Date”), the notes will be redeemable at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 45 basis points (0.45%) less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after the Par Call Date, the Company may redeem the notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the notes being redeemed plus accrued and unpaid interest thereon to the redemption date. See the preliminary prospectus supplement for the definition of “Treasury Rate” and for further terms and provisions applicable to optional redemption.

Denominations:	$2,000 x $1,000

CUSIP/ISIN:	733174 AL0 / US733174AL01

Joint Bookrunning Managers:	BofA Securities, Inc. Goldman Sachs & Co. LLC Morgan Stanley & Co. LLC

Senior Co-Manager:	Popular Securities, LLC

Co-Managers:	Barclays Capital Inc. Deutsche Bank Securities Inc. Hovde Group, LLC Keefe, Bruyette & Woods, Inc. Piper Sandler & Co. PNC Capital Markets LLC RBC Capital Markets, LLC UBS Securities LLC

**

Pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934, trades in the secondary market generally are required to settle in two business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers of the notes who wish to trade the notes on the date hereof will be required, by virtue of the fact that the notes initially will settle in T+3, to specify an alternative settlement cycle at the time of any such trade to prevent failed settlement. Purchasers of the notes who wish to trade the notes prior to the settlement date should consult their own advisor.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you make a decision to invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement dated March 8, 2023 for this offering and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling BofA Securities, Inc. toll-free at (800) 294-1322, Goldman Sachs & Co. LLC at (866) 471-2526 and Morgan Stanley & Co. LLC at (866) 718-1649.

ANNEX II

Certificate of Carlos J. Vázquez,

Executive Vice President and Chief Financial Officer

of the Company

ANNEX III

Opinion of Pietrantoni Méndez & Alvarez LLC,

special Puerto Rico tax counsel to the Company

ANNEX IV

Opinion of José R. Coleman Tió,

Executive Vice President and Chief Legal Officer for the Company

ANNEX V

Opinion and Letter of Sullivan & Cromwell LLP, Counsel

for the Company